SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 27, 2006

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                  000-21430                         88-0296885
(State or other
jurisdiction of             (Commission                      (IRS Employer
corporation)                File Number)                    Identification
No.)


2901 Las Vegas Boulevard
Las Vegas, Nevada                                                 89109
(Address of principal office)                                  (Zip code)

Registrant's Telephone number,                               (702) 794-9237
    including area code


                      ------------------------------------
            (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

         On April 25, 2006, a class action complaint (the "Strougo Complaint") was filed in the District Court of Clark County, Nevada (Case No. A520911), which complaint is identical to the complaint filed on April 7, 2006 (the "Veeck Complaint") that Riviera Holdings Corporation (the "Company") reported in its Form 8-K furnished to the Securities and Exchange Commission on April 17, 2006, except that the named plaintiff in the Strougo Complaint is Robert Strougo and one of the two law firms representing the plaintiff is different than in the Veeck Complaint. The Strougo Complaint was served on the Company on April 27, 2006.

         The Company believes the allegations in the Strougo Complaint and the Veeck Complaint are without merit.

         The information in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as and when expressly set forth by such specific reference in such filing.

                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2006                         RIVIERA HOLDINGS CORPORATION


                                             By: /s/ Tullio Marchionne
                                             Secretary